                                                                      Exhibit 99

                                  ADVANTA CORP.
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)


                               Three Months Ended
                                 March 31, 2001


                                                    Advanta             Venture
                                                  Business Cards        Capital              Other (A)             Total
                                                    --------            --------             --------             --------
Interest income                                     $ 18,493            $     31             $ 15,480             $ 34,004
Interest expense                                       7,220                 418               16,638               24,276
                                                    --------            --------             --------             --------
Net interest income                                   11,273                (387)              (1,158)               9,728
Provision for credit losses                            7,940                   0                    0                7,940
                                                    --------            --------             --------             --------
Net interest income after provision
   for credit losses                                   3,333                (387)              (1,158)               1,788
Noninterest revenues:
   Securitization income                              22,173                   0                    0               22,173
   Servicing revenues                                  6,652                   0                    0                6,652
   Interchange income                                 17,622                   0                    0               17,622
   Other revenues, net                                   729             (11,355)              (5,822)             (16,448)
                                                    --------            --------             --------             --------
Total noninterest revenues                            47,176             (11,355)              (5,822)              29,999
Expenses:
   Operating expenses                                 37,061                 973                5,019               43,053
   Minority interest in income of
     Consolidated subsidiary                               0                   0                2,220                2,220
   Unusual charges (B)                                     0                   0               40,750               40,750
                                                    --------            --------             --------             --------
Total expenses                                        37,061                 973               47,989               86,023
                                                    --------            --------             --------             --------
Income (loss) before income taxes                     13,448             (12,715)             (54,969)             (54,236)
Income tax expense (benefit)                           5,177              (4,895)             (17,162)             (16,880)
                                                    --------            --------             --------             --------
Income (loss) from continuing operations               8,271              (7,820)             (37,807)             (37,356)
Loss from discontinued operations,
   net of tax                                              0                   0               (8,438)              (8,438)
Gain, net, on discontinuance of mortgage
   and leasing businesses, net of tax                      0                   0               16,361               16,361
                                                    --------            --------             --------             --------
Net income (loss)                                   $  8,271            $ (7,820)            $(29,884)            $(29,433)
                                                    ========            ========             ========             ========

(A) Other includes insurance operations, investment and other activities not attributable to other segments.

(B) Includes severance, outplacement and other compensation costs associated with restructuring our corporate functions commensurate with the ongoing businesses as well as expenses associated with exited businesses and asset impairments.

                                  ADVANTA CORP.
                        SUPPLEMENTAL NON-GAAP DISCLOSURE
                            MANAGED INCOME STATEMENT (A)
                                 (IN THOUSANDS)

                               Three Months Ended
                                 March 31, 2001

                                                     Advanta              Venture
                                                  Business Cards          Capital              Other (D)               Total
                                                    ---------            ---------             ---------             ---------
Interest income                                     $  85,249            $      31             $  15,480             $ 100,760
Interest expense                                       27,105                  418                16,638                44,161
                                                    ---------            ---------             ---------             ---------
Net interest income                                    58,144                 (387)               (1,158)               56,599
Provision for credit losses (B)                        29,489                    0                     0                29,489
                                                    ---------            ---------             ---------             ---------
Net interest income after provision
   for credit losses                                   28,655                 (387)               (1,158)               27,110
Noninterest revenues:
   Interchange income                                  17,622                    0                     0                17,622
   Other revenues, net                                  4,232              (11,355)               (5,822)              (12,945)
                                                    ---------            ---------             ---------             ---------
Total noninterest revenues                             21,854              (11,355)               (5,822)                4,677
Expenses:
   Operating expenses                                  37,061                  973                 5,019                43,053
   Minority interest in income of
     consolidated subsidiary                                0                    0                 2,220                 2,220
   Unusual charges (C)                                      0                    0                40,750                40,750
                                                    ---------            ---------             ---------             ---------
Total expenses                                         37,061                  973                47,989                86,023
                                                    ---------            ---------             ---------             ---------
Income (loss) before income taxes                      13,448              (12,715)              (54,969)              (54,236)
                                                    ---------            ---------             ---------             ---------
Income tax expense (benefit)                            5,177               (4,895)              (17,162)              (16,880)
                                                    ---------            ---------             ---------             ---------
Income (loss) from continuing operations                8,271               (7,820)              (37,807)              (37,356)
Loss from discontinued operations,
   net of tax                                               0                    0                (8,438)               (8,438)
Gain, net, on discontinuance of mortgage
   and leasing businesses, net of tax                       0                    0                16,361                16,361
                                                    ---------            ---------             ---------             ---------
Net income (loss)                                   $   8,271            $  (7,820)            $ (29,884)            $ (29,433)
                                                    =========            =========             =========             =========

(A) We analyze the financial performance of Advanta Business Cards on a managed receivable portfolio basis. To do so, we adjust the Advanta Business Cards income statement to reverse the effects of securitization. Our managed business credit card receivable portfolio is comprised of owned and securitized business credit card receivables.

(B) The provision for credit losses includes the amount by which losses would have been higher had the securitized receivables remained as owned and the provision for credit losses been equal to actual reported charge-offs.

(C) Includes severance, outplacement and other compensation costs associated with restructuring our corporate functions commensurate with the ongoing businesses as well as expenses associated with exited businesses and asset impairments.

(D) Other includes insurance operations, investment and other activities not attributable to other segments.

                                  ADVANTA CORP.
                                   HIGHLIGHTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 Three Months Ended                          Percent Change from
                                                      -------------------------------------------            ---------------------
                                                       March 31,      Dec. 31,        March 31,              Prior           Prior
EARNINGS                                                 2001           2000             2000               Quarter           Year
------------------------------------------------------------------------------------------------------------------------------------
Gross revenues                                        $    64,003    $    68,303      $    71,544            -6.3%           -10.5%
Basic income (loss) from continuing operations
 per common share                                           (1.48)         (0.50)            0.21              N/M              N/M
Diluted income (loss) from continuing operations
 per Common share                                           (1.48)         (0.50)            0.20              N/M              N/M
Basic net income (loss) per common share                    (1.17)          0.13             0.68              N/M              N/M
Diluted net income (loss) per common share                  (1.17)          0.13             0.67              N/M              N/M
Return on average common equity                            (27.10)%         2.94%           11.37%             N/M              N/M
Net income per common share from continuing
 business segments (A)                                $      0.28            N/M              N/M              N/M              N/M

COMMON STOCK DATA
------------------------------------------------------------------------------------------------------------------------------------
Weighted average common shares
used to compute:
Basic earnings per common share                            25,303         25,293           24,785              0.0%             2.1%
Diluted earnings per common share                          25,303         25,293           25,384              0.0             -0.3

Ending shares outstanding                                  27,274         27,126           27,280              0.5              0.0

Stock price:
Class A
 High                                                 $    16.000    $    11.875      $    21.875             34.7            -26.9
 Low                                                        8.750          5.750           16.875             52.2            -48.1
 Closing                                                   15.813          8.813           20.313             79.4            -22.2
Class B
 High                                                      14.000          8.375           15.500             67.2             -9.7
 Low                                                        7.156          4.125           11.500             73.5            -37.8
 Closing                                                   13.688          7.188           14.484             90.4             -5.5

Cash dividends declared
 Class A                                                    0.063          0.063            0.063              0.0              0.0
 Class B                                                    0.076          0.076            0.076              0.0              0.0

Book value per common share (B)                             16.05          17.06            23.68             -5.9            -32.2

BUSINESS CREDIT CARDS
------------------------------------------------------------------------------------------------------------------------------------
Origination volume                                    $ 1,003,735    $   945,088      $   747,587              6.2%            34.3%
Securitization proceeds                                   100,000        250,000          157,067            -60.0            -36.3
Average managed receivables                             1,691,479      1,574,750        1,120,635              7.4             50.9
Ending managed receivables                              1,781,005      1,659,224        1,226,210              7.3             45.2
Managed net interest margin                                 13.87%         12.68%           12.48%             9.4             11.1
As a percentage of gross managed receivables:
Total loans 30 days or more delinquent                       5.20           5.00             3.44              4.1             51.2
Net charge-offs                                              6.50           5.54(C)          4.42             17.4             47.1

(A) Includes results of the Advanta Business Cards segment and expenses of the venture capital segment.

(B)  Based on shares outstanding.

(C) Beginning in the fourth quarter of 2000, business credit card charge-off statistics reflect the adoption of a new charge-off Policy for bankruptcies. Bankrupt business credit cards are charged off within a 60-day investigative period after receipt of notification. The previous policy provided a 90-day investigative period. The fourth quarter of 2000 includes a 0.59% acceleration of charge-offs in connection with the adoption of this policy.


                 -Statistical Supplement Available Upon Request-
                                     ######